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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 20, 1998


                          First Midwest Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


            Delaware                     0-10967               36-3161078
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  (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)               File Number)        Identification No.)

         300 Park Boulevard, Suite 405, Itasca, Illinois         60143
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           (Address of principal executive offices)           (Zip Code)


                                (630) 875-7450
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              Registrant's telephone number, including area code


                                     N.A.
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            (Former name and address, if changed since last report)
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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                                AUGUST 20, 1998

Item 5. Other Events
--------------------

On July 1, 1998, First Midwest Bancorp, Inc. ("First Midwest"), consummated the acquisition of Heritage Financial Services Inc. ("Heritage"), pursuant to an Agreement and Plan of Merger ("Merger Agreement"), dated January 14, 1998. In accordance with the Merger Agreement, the merger was effected on a stock-for-stock basis in a tax-free exchange whereby each outstanding share of Heritages common stock, no par value, was converted into .7695 shares of First Midwest common stock, $.01 par value, with cash being paid in lieu of fractional shares. The merger resulted in the issuance of 9,628,050 shares of First Midwest common stock and was accounted for as a pooling of interests.

This report on Form 8-K is being filed to report that for the 30-day period ended July 31, 1998, reflecting 30 days of post-merger combined operations of First Midwest and Heritage, consolidated revenues (unaudited), defined as net interest income and total non interest income, and net income (unaudited), were $20,677,150 and $5,854,659, respectively. Diluted earnings per share (unaudited) for the 30-day period was $.19 based on 30,121,000 weighted average diluted shares outstanding for the 30-day period.

The operating results for this 30-day period are not necessarily indicative of the results that may be expected for the 3rd quarter of 1998 or for the year-ended December 31, 1998. Net income for the 30-day period does not include the effect of any portion of the pre-tax merger related charges, expected to be in the range of approximately $15.4 - $16.0 million, that will be recognized by First Midwest in the 3rd quarter of 1998 in conjunction with the Heritage acquisition.

Item 7. Financial Statements and Exhibits
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(a), (b) and (c)  Not Applicable

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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                                AUGUST 20, 1998

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              First Midwest Bancorp, Inc.
                                      ------------------------------------------
                                                  (Registrant)



Date: August 20, 1998                           DONALD J. SWISTOWICZ
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                                                Donald J. Swistowicz
                                                Executive Vice President

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